VILLERE BALANCED FUND

                      SEMI-ANNUAL REPORT FEBRUARY 28, 2002

                         ST. DENIS J. VILLERE & COMPANY

                                 On the cover:
                        St. Denis J. Villere, 1875-1938,
               founded the firm in 1911 as a sole proprietorship
                 involved in public underwriting and brokerage
                           of local stocks and bonds.

                             VILLERE BALANCED FUND

April 8, 2002

To Our Fellow Shareholders:

The Villere Balanced Fund finished its semi-annual period on February 28, 2002 with a cumulative return since inception (9/30/99) of 25.92% (10.01% on an annualized basis). Over the same period, our fund outperformed both the Dow Jones Industrial Average and the Russell 3000 which returned -2.23% and -10.65% respectively (-.09% and -4.4% on an annualized basis). At the close of our semi-annual period the asset allocation was 68%, 26%, and 6% invested in stocks, bonds, and cash respectively.

The Dow Jones has recovered almost 23% since the lows set immediately following the attacks on America. Recent economic data has been positive, as consumer spending has strengthened based on low energy prices, home refinancings, and tax cuts. We remain cautious on the market however, and believe corporate earnings must begin showing signs of a recovery. Until such time there will be heightened volatility. We feel that the S&P 500 remains somewhat expensive at 22x our 2002 estimate of $51.00. It has become a stock picker's market, and investors who believed they could outperform by buying index funds throughout the 90's have been rudely awakened. We believe the only way to steer through this market is by doing hard nosed research, concentrating on individual stocks that have solid earnings prospects, little debt, and product differentiation.

The fixed income component of our fund has performed well due to the Federal Reserve's continued lowering of interest rates. After September 11th we decreased our fixed income exposure in the belief that interest rates had bottomed, and the next move by the Fed would be upwards. Accordingly, we increased our equities, finding many industry leaders trading at discounted prices. The Federal Open Market Committee has lowered the discount rate to 1.75%, and as rates head higher we remain comfortable with our shorter, less volatile bond portfolio. At their most recent meeting, the Fed shifted its easing bias to a neutral stance, perhaps telling us that the worst is behind us, but that a recovery is yet to happen. We feel rates could end 2002 as high as 3.50%, in line with pre-September 11th levels.

Recently the investing public has endured Wall Street analysts' buy recommendations, although many lost 70-80% of their value and in some cases declared bankruptcy. Coupled with investment banking fee-biased research, management credibility has withered. The investing public has become less complacent and more cynical of corporate management, their relationship with their auditors as well as Wall Street investment firms whose recommendations can be influenced by banking fees. Concerns such as these have made individual investing much more difficult, and highlight the need for professional management. Our strategy of risk reduction is to focus on a few select companies and invest funds in managements that have produced strong earnings and will continue to thrive in a weak economy. SCP Pool has been an excellent investment, as their earnings have remained quite strong. Many believed that the company would suffer in a weak economy due to reduced rate of pool construction. In fact, 75% of their revenue is recurring in nature being derived from the maintenance of existing pools. We have found that despite the sluggish economy people will continue to spend on pool maintenance. On the downside Optimal Robotics has been an under-performer. Optimal's principal product is the U-Scan express system that allows grocery shoppers a self-checkout option. This is much akin to bank ATMs, or pay-at-the-pump gas stations. Optimal learned that many of their customers have scaled back their capital expenditure programs due to a soft economy. As a result, many investors soured on the company due to perceived cutbacks in orders. Despite these perceptions, Kroger, the second largest grocery chain in America, ordered 500 additional systems, and more recently, Pathmark, a 142-store chain in the Northeast, selected Optimal as their exclusive vendor. We expect a deal with a home improvement store in the 2nd half of this year which should help them bolster earnings, and we expect further deals with toy centers, office super stores, and consumer electronics stores accelerating their growth beyond 2003.

In the 12 month period ending February 28, 2002 our fund returned
-6.16% vs. -3.71% for the Dow Jones, and -10.08% for the Russell 3000. Despite the eroding market, we stood by our fund's objectives in seeking long term capital growth. We believe that in this volatile market a balanced fund is the investment vehicle of choice as it offers stability in fixed income, and the opportunity for growth in equities.

In conclusion, we believe that the market is on track for recovery. Greenspan seems to have found a balance in maintaining low interest rates and keeping the consumer spending, without attendant price increases and inflationary pressure. We have properly diversified our fund to maintain our principles, and have positioned ourselves to take full advantage as money begins to flow back into equities. We continue to invest in companies with superior managements and strong earnings power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

/s/St. Denis J. Villere    /s/George G. Villere

St. Denis J. Villere       George G. Villere

/s/George V. Young         /s/St. Denis J. Villere III

George V. Young            St. Denis J. Villere III

Past performance is not predictive of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Please see page four of the report for a complete listing of fund holdings. The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks. The Russell 3000 measures the performance of the 3,000 largest U.S. companies, based on total market capitalization. The Fund is distributed by Quasar Distributors, LLC.
04/02

SCHEDULE OF INVESTMENTS at February 28, 2002 (Unaudited)

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS: 68.4%

BANKS: 3.4%
     5,600   Wells Fargo & Co.                                      $  262,640
                                                                    ----------

CABLE TV: 0.8%
     2,700   Adelphia
               Communications
               Corp.*<F1>                                               59,265
                                                                    ----------

COMPUTERS - INTEGRATED SYSTEMS: 9.1%
    17,000   3D Systems Corp.*<F1>                                     208,250
    12,200   Jack Henry &
               Associates, Inc.                                        264,740
    16,800   Optimal
               Robotics Corp.*<F1>                                     233,520
                                                                    ----------
                                                                       706,510
                                                                    ----------

CONSTRUCTION: 5.6%
    17,600   Insituform Technologies,
               Inc. - Class A*<F1>                                     434,720
                                                                    ----------

DISTRIBUTION - WHOLESALE: 4.1%
    10,650   SCP Pool Corp.*<F1>                                       316,838
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES: 2.4%
     8,300   Stilwell Financial, Inc.                                  189,323
                                                                    ----------

ELECTRONIC MEASURING
  INSTRUMENTS: 3.9%
    15,000   Garmin Ltd.*<F1>                                          302,250
                                                                    ----------

FOOD PROCESSING: 5.3%
     5,000   American Italian
               Pasta Co. - Class A*<F1>                                225,150
     9,100   Riviana Foods, Inc.                                       191,646
                                                                    ----------
                                                                       416,796
                                                                    ----------

HOME FURNISHINGS: 2.1%
     6,500   Leggett & Platt, Inc.                                     166,725
                                                                    ----------

INSURANCE: 3.8%
     4,000   American International
               Group, Inc.                                             295,880
                                                                    ----------

MEDIA: 3.0%
     9,300   AOL Time
               Warner, Inc.*<F1>                                       230,640
                                                                    ----------

MEDICAL PRODUCTS: 8.0%
     8,300   AdvancePCS*<F1>                                           264,936
    24,100   Luminiex Corp.*<F1>                                       354,511
                                                                    ----------
                                                                       619,447
                                                                    ----------

OIL - FIELD MACHINERY &
  EQUIPMENT: 3.9%
    23,100   Gulf Island
               Fabrication, Inc.*<F1>                                  303,765
                                                                    ----------

OIL - EXPLORATION & PRODUCTION: 2.6%
     5,500   Stone Energy Corp.*<F1>                                   202,785
                                                                    ----------

RESTAURANTS: 4.5%
    17,200   O'Charleys, Inc.*<F1>                                     350,192
                                                                    ----------

RETAIL: 2.6%
     4,100   Home Depot, Inc.                                          205,000
                                                                    ----------

TRANSPORTATION - RAIL: 3.3%
    18,200   Kansas City Southern
               Industries, Inc.*<F1>                                   260,988
                                                                    ----------

TOTAL COMMON STOCKS
  (cost $5,197,612)                                                  5,323,764
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
CORPORATE BONDS: 28.0%

AEROSPACE/DEFENSE: 1.0%
  $ 75,000   Boeing Co.,
               6.875%, 11/01/2006                                       79,251
                                                                    ----------

AUTOMOTIVE: 2.6%
   200,000   General Motors Corp.,
               7.20%, 01/15/2011                                       205,154
                                                                    ----------

BANKS: 2.7%
   200,000   Bank of America Corp.,
               5.95%, 02/15/2006                                       206,667
                                                                    ----------

BEVERAGES: 2.2%
   150,000   Anheuser-Busch
               Cos., Inc.,
               7.50%, 03/15/2012                                       170,772
                                                                    ----------

COSMETICS & TOILETRIES: 0.7%
    50,000   Colgate-Palmolive Co.,
               6.58%, 11/05/2002                                        51,374
                                                                    ----------

DIVERSIFIED MANUFACTURING
  OPERATIONS: 2.7%
   200,000   PPG Industries, Inc.,
               6.75%, 08/15/2004                                       210,845
                                                                    ----------

FINANCE - AUTO LOANS: 0.9%
    75,000   Ford Motor Credit Co.,
               5.80%, 01/12/2009                                        69,838
                                                                    ----------

FINANCE - INVESTMENT SERVICES: 5.9%
   200,000   Goldman Sachs
               Group, Inc.,
               6.875%, 01/15/2011                                      208,075
   250,000   Merrill Lynch & Co.,
               6.875%, 11/15/2018                                      252,542
                                                                    ----------
                                                                       460,617
                                                                    ----------

FOOD: 1.0%
    75,000   Sara Lee Corp.,
               6.00%, 01/15/2008                                        76,094
                                                                    ----------

HOME FURNISHINGS: 1.0%
    75,000   Leggett & Platt, Inc.,
               7.65%, 02/15/2005                                        80,432
                                                                    ----------

OFFICE AUTOMATION & EQUIPMENT: 0.7%
    50,000   Pitney Bowes, Inc.,
               5.95%, 02/01/2005                                        52,374
                                                                    ----------

OIL COMPANY - EXPLORATION &
  PRODUCTION: 0.7%
    50,000   Stone Energy Corp.,
               8.75%, 09/15/2007                                        51,250
                                                                    ----------

OIL COMPANY - INTEGRATED: 0.7%
  $ 50,000   Chevron Texaco Corp.,
               6.625%, 10/01/2004                                       53,344
                                                                    ----------

TELEPHONE - INTEGRATED: 2.7%
   200,000   GTE Corp.,
               6.36%, 04/15/2006                                       208,798
                                                                    ----------

TRANSPORTATION - MARINE: 0.8%
    66,000   International
               Shipholding Corp.,
               9.00%, 07/01/2003                                        65,752
                                                                    ----------

TRANSPORTATION - RAIL: 1.7%
   125,000   CSX
               Transportation, Inc.,
               7.77%, 04/01/2010                                       133,228
                                                                    ----------

TOTAL CORPORATE BONDS
  (cost $2,087,300)                                                  2,175,790
                                                                    ----------

SHORT-TERM INVESTMENT: 4.7%

MONEY MARKET INVESTMENT:
   362,292   Cash Trust Series II -
               Treasury Fund
               (cost $362,292)                                         362,292
                                                                    ----------

TOTAL INVESTMENTS IN
  SECURITIES: 101.1%
  (cost $7,647,204+<F2>)                                             7,861,846

Liabilities in excess of
  Other Assets: (1.1%)                                                 (83,199)
                                                                    ----------
NET ASSETS:  100%                                                   $7,778,647
                                                                    ----------
                                                                    ----------

 *<F1>  Non-income producing security.
 +<F2>  Gross unrealized appreciation and depreciation of securities is as follows:
        Gross unrealized appreciation                             $ 686,603
        Gross unrealized depreciation                              (471,961)
                                                                  ---------
        Net unrealized appreciation                               $ 214,642
                                                                  ---------
                                                                  ---------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2002 (Unaudited)

ASSETS
Investments in securities, at value (cost $7,647,204)               $7,861,846
Cash                                                                     4,001
Receivables:
   Dividends and interest                                               35,661
   Investments sold                                                        104
   Due from adviser                                                        504
Prepaid expenses                                                         4,208
                                                                    ----------
   Total assets                                                      7,906,324
                                                                    ----------

LIABILITIES
Payables:
   Investments purchased                                                85,872
   Administration fees                                                   2,466
Accrued expenses                                                        39,339
                                                                    ----------
   Total liabilities                                                   127,677
                                                                    ----------

NET ASSETS                                                          $7,778,647
                                                                    ----------
                                                                    ----------

COMPONENTS OF NET ASSETS
Paid-in capital                                                     $8,118,565
Undistributed net investment income                                      6,791
Accumulated net realized loss on investments                          (561,351)
Net unrealized appreciation on investments                             214,642
                                                                    ----------
   Net assets                                                       $7,778,647
                                                                    ----------
                                                                    ----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE ($7,778,647 / 682,333 shares outstanding; unlimited
  number of shares authorized without par value)                        $11.40
                                                                        ------
                                                                        ------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS - For the Six Months Ended February 28, 2002 (Unaudited)

INVESTMENT INCOME
Income
   Interest income                                                   $  71,616
   Dividend income                                                       8,388
                                                                     ---------
       Total income                                                     80,004
                                                                     ---------

Expenses
   Advisory fees                                                        27,557
   Administration fees                                                  14,876
   Fund accounting fees                                                  9,669
   Audit fees                                                            7,687
   Transfer agent fees                                                   6,695
   Registration fees                                                     5,951
   Legal fees                                                            4,959
   Trustees' fees                                                        3,224
   Custody fees                                                          2,976
   Reports to shareholders                                               2,976
   Other                                                                   992
   Insurance                                                               357
                                                                     ---------
       Total expenses                                                   87,919
       Less: fees waived and expenses absorbed                         (32,792)
                                                                     ---------
       Net expenses                                                     55,127
                                                                     ---------
           NET INVESTMENT INCOME                                        24,877
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                      (326,109)
Change in net unrealized
  appreciation/depreciation on investments                              (6,707)
                                                                     ---------
       Net realized and unrealized loss on investments                (332,816)
                                                                     ---------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                               $(307,939)
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       Six Months
                                                         Ended         Year
                                                      February 28,     Ended
                                                          2002      August 31,
                                                      (Unaudited)      2001
                                                      -----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income                               $   24,877   $   69,236
   Net realized loss on investments                      (326,109)      (9,577)
   Change in net unrealized
     appreciation/depreciation
     on investments                                        (6,707)    (153,166)
                                                       ----------   ----------
       NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                        (307,939)     (93,507)
                                                       ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                             (62,262)     (53,491)
   From net realized gain                                      --     (161,447)
                                                       ----------   ----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (62,262)    (214,938)
                                                       ----------   ----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net
     change in outstanding shares (a)<F3>                 686,459    3,510,239
                                                       ----------   ----------
       TOTAL INCREASE IN NET ASSETS                       316,258    3,201,794
                                                       ----------   ----------

NET ASSETS
   Beginning of period                                  7,462,389    4,260,595
                                                       ----------   ----------
   END OF PERIOD (INCLUDING UNDISTRIBUTED
     NET INVESTMENT INCOME OF $6,791
     AND $44,176)                                      $7,778,647   $7,462,389
                                                       ----------   ----------
                                                       ----------   ----------

(a)<F3>  Summary of capital share transactions is as follows:

                                    Six Months
                                       Ended                      Year
                                 February 28, 2002                Ended
                                    (Unaudited)              August 31, 2001
                               --------------------       ---------------------
                                 Shares       Value        Shares        Value
                                --------    --------      --------     --------
Shares sold                     74,741     $ 845,195       326,569  $3,926,082
Shares issued in reinvestment
  of distributions               5,289        61,084        18,647     212,580
Shares redeemed                (19,900)     (219,820)      (52,209)   (628,423)
                               -------     ---------       -------  ----------
Net increase                    60,130     $ 686,459       293,007  $3,510,239
                               -------     ---------       -------  ----------
                               -------     ---------       -------  ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                              Six Months Ended          Year          September 30, 1999*<F4>
                                                             February 28, 2002         Ended                  through
                                                                (Unaudited)       August 31, 2001         August 31, 2000
                                                             -----------------    ---------------     -----------------------

Net asset value,
  beginning of period                                              $11.99              $12.94                 $10.00
                                                                   ------              ------                 ------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                           0.01                0.13                   0.13
     Net realized and unrealized
       gain (loss) on investments                                   (0.51)              (0.48)                  3.28
                                                                   ------              ------                 ------
Total from investment operations                                    (0.50)              (0.35)                  3.41
                                                                   ------              ------                 ------

LESS DISTRIBUTIONS:
     From net investment income                                     (0.09)              (0.15)                 (0.04)
     From net realized gain                                            --               (0.45)                 (0.43)
                                                                   ------              ------                 ------
Total distributions                                                 (0.09)              (0.60)                 (0.47)
                                                                   ------              ------                 ------

Net asset value, end of period                                     $11.40              $11.99                 $12.94
                                                                   ------              ------                 ------
                                                                   ------              ------                 ------

Total return                                                        (4.13%)#<F6>        (2.50%)                34.70%#<F6>

Ratios/supplemental data:
Net assets, end of period (millions)                                 $7.8                $7.5                   $4.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Before fees waived and
       expenses absorbed                                             2.39%+<F5>          2.78%                  4.95%+<F5>
     After fees waived and
       expenses absorbed                                             1.50%+<F5>          1.50%                  1.50%+<F5>

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
     Before fees waived and
       expenses absorbed                                            (0.21%)+<F5>        (0.03%)                (1.99%)+<F5>
     After fees waived and
       expenses absorbed                                             0.68%+<F5>          1.25%                  1.46%+<F5>

Portfolio turnover rate                                              7.40%#<F6>         32.45%                 18.35%#<F6>

*<F4>  Commencement of operations.
+<F5>  Annualized.
#<F6>  Not annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - ORGANIZATION

     The Villere Balanced Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on September 30, 1999. The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method.

     D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     St. Denis J. Villere & Co. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. For the six months ended February 28, 2002, the Fund incurred $27,557 in advisory fees.

     The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. In the case of the Fund's initial period of operations any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended August 31, 2002, the Adviser waived $27,557 in fees and absorbed expenses of $5,235.

     At February 28, 2002, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $183,799. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

                                                  August 31,
                                      ----------------------------------
                                      2003           2004           2005
                                      ----           ----           ----
     Villere Balanced Fund          $80,358        $70,649        $32,792

     The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $15 million                 $30,000
     $15 to $50 million                0.20% of average daily net assets
     $50 to $100 million               0.15% of average daily net assets
     $100 to $150 million              0.10% of average daily net assets
     Over $150 million                 0.05% of average daily net assets

     For the six months ended February 28, 2002, the Fund incurred $14,876 in administration fees.

     U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the six months ended February 28, 2002, were $1,772,701 and $525,976, respectively. The cost of purchases and the proceeds from the sales of U.S. Government obligations, excluding short-term obligations, were $0 and $104,750, respectively.

                                    Adviser
                         ST. DENIS J. VILLERE &COMPANY
                         210 Baronne Street, Suite 808
                              New Orleans, LA70112

                                  Distributor
                            QUASAR DISTRIBUTOR, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                   Custodian
                                U.S. BANK, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202
                                 (866) 209-1129

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY &WALKER, LLP
                          55 Second Street, 24th Floor
                             San Francisco, CA94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

 Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.